SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                            _______________________

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of l934



                       Date of Report:  October 25, 1995
                       (Date of earliest event reported)


                            _______________________


                          FEDERAL EXPRESS CORPORATION
            (Exact name of registrant as specified in its charter)




                                   Delaware
                           (State of Incorporation)


       1-7806                                     7l-0427007
(Commission File Number)              (IRS Employer Identification No.)



                2005 Corporate Avenue, Memphis, Tennessee 38l32
                   (Address of principal executive offices)


              Registrant's Telephone Number, including area code:
                                (901)  369-3600



ITEM 5.  OTHER EVENTS

On October 25, 1995, Federal Express Corporation (the "Registrant") announced, by the press release attached as Exhibit 20.1 to this report and incorporated herein by reference, that the Air Line Pilots Association
(ALPA) has rejected the National Mediation Board's proffer of arbitration.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

20.1  Registrant's press release, dated October 25, 1995.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FEDERAL EXPRESS CORPORATION


                                   By:    /s/  CHARLES M. BUCHAS, JR.
                                          -----------------------------
                                          Charles M. Buchas, Jr.
                                          Vice President and Treasurer

Dated:  October 27, 1995



                                 EXHIBIT INDEX


Exhibit               Description of Exhibit

20.1                  Registrant's press release, dated October 25, 1995.